Income tax	12 Months Ended
Dec. 31, 2019
Income tax [Abstract]
Income tax
16	Income tax

	2019	2018	2017

Loss for the year before income taxes	$(5,5 24 )	$(5,198)	$(36,511)

Statutory rate	27.00%	27.00%	26.00%

Expected income tax recovery	(1,4 91 )	(1,403)	(9,493)

Permanent differences and other	(1,277)	(8,163)	8,820

Difference in foreign tax rates	73	140	(640)

Effect of change in future tax rates	-	(805)	(433)

Change in valuation allowance	2,69 5	10,231	1,674

Total income tax recovery	$-	$-	$(72)

	2019	2018	2017

Current income tax recovery	$-	$-	$(72)

Deferred income tax expense	-	-	-

Total income taxes	$-	$-	$(72)

The Company’s deferred income tax liability consisted of:

	2019	2018	2017

Deferred income tax assets:

Non-capital loss carryforward	$11,092	$9,140	$9,608

Resource expenditures	2,647	2,507	2,763

Equipment	272	239	193

Share issue and legal costs	15	22	31

Other	11,957	11,355	1,113

	25,983	23,263	13,708

Unrecognized tax assets	(25,954)	(23,263)	(13,680)

Net deferred income tax assets	29	-	28

Deferred income tax liabilities:

Foreign exchange on loan	(29)	-	(28)

Net deferred income tax liabilities	$(29)	$-	$(28)

Net deferred income tax	$-	$-	$-
The Company has available for deduction against future taxable income non-capital
losses of approximately $38.2 million (2018: $31.7 million) in Canada, $5.7 million (2018: $5.8 million) in Mongolia and $0.0 million (2018: $0.0 million) in Australia. These losses, if not utilized, will expire through 2039. Subject to certain restrictions, the Company also has foreign resource expenditures available to reduce taxable income in future years. Deferred tax benefits which may arise as a result of these losses, resource expenditures, equipment, share issue and legal costs have not been recognized in these consolidated financial statements.